                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Jeffrey Lazar his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                             /s/  Martin E. Zweig
                                             ---------------------------
                                             Martin E. Zweig
                                             Chairman of the Board and
                                             President

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                /s/ Jeffrey Lazar
                                                --------------------------
                                                Jeffrey Lazar
                                                Director, Vice President and
                                                Treasurer

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                      /s/ Charles H. Brunie
                                                      -------------------------
                                                      Charles H. Brunie
                                                      Director

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 12th day of February, 1998.


                                                     /s/ Annemarie Gilly
                                                     ----------------------
                                                     Annemarie Gilly
                                                     Director

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                      /s/ Elliot S. Jaffe
                                                      ------------------------
                                                      Elliot S. Jaffe
                                                      Director

                                POWER OF ATTORNEY

         The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                      /s/  Alden C. Olson
                                                      ------------------------
                                                      Alden C. Olson
                                                      Director

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                    /s/ James B. Rogers, Jr.
                                                    ----------------------------
                                                    James B. Rogers, Jr.
                                                    Director

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                  /s/  Anthony M. Santomero
                                                  -----------------------------
                                                  Anthony M. Santomero
                                                  Director

                                POWER OF ATTORNEY

       The undersigned director of The Zweig Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 12th day of February, 1998.


                                                    /s/  Robert E. Smith
                                                    -------------------------
                                                    Robert E. Smith
                                                    Director